Exhibit 99

             USANA Provides Preliminary Fourth Quarter 2006 Results
           Record Fourth Quarter Net Sales and EPS to Exceed Guidance
                      Company Begins Operations in Malaysia
       Minor Reclassification Made to Historical Revenue and Expense Items

     SALT LAKE CITY--(BUSINESS WIRE)--Jan. 10, 2007--USANA Health Sciences, Inc. (NASDAQ:USNA) today provided preliminary financial results for its fourth quarter ended December 30, 2006. The company currently expects net sales for this period to be approximately $101 million, before the reclassification as described below. This exceeds management's prior guidance of $98 million to $100 million. Net sales after the reclassification are expected to be approximately $99.5 million, which represents the 18th consecutive quarter of record net sales. Earnings per share for the fourth quarter are expected to exceed management's previously announced guidance of $0.56 to $0.58. The company now anticipates that earnings per share will be in the range of $0.58 to $0.60 and are not affected by the reclassification as described below.

     The company also announced today that it has commenced operations in Malaysia, USANA's 13th global market. The company began accepting new Associate applications and processing orders for this market on Monday, January 8, 2007.

     "We are pleased that we have finished out 2006 with such strong results, which reflect the hard work and dedication of our Associates as well as the market's continued enthusiasm for our science-based products," said Dave Wentz, president of USANA. "Malaysia, one of the top 15 direct selling markets globally, should provide us with additional growth opportunities."

     Revenue Reclassification

     The company also announced today that it will make an immaterial reclassification to its consolidated financial statements beginning with the fourth quarter of 2006. This reclassification will not affect reported operating earnings, net earnings, or earnings per share. However, this reclassification will reduce net sales by approximately 1.5%, offset by a corresponding reduction in Associate incentive expense. This reclassification will be reflected in the fourth quarter earnings press release that will be issued in early February 2007.

     Previously the company reported a component of its Associate compensation plan as an Associate incentive expense. Now, however, the company will reclassify that component as a sales discount. To facilitate comparison of the company's prior quarters, as well as comparison of that data with the company's past projections, the company has included in this press release historical financial tables that include both pre- and post-reclassification data. Quarterly data has been provided for fiscal years 2004, 2005, and for the nine-month period ended September 30, 2006.

     Updated 2006 Guidance

     Giving effect to the reclassification mentioned above, management now anticipates net sales for the full year 2006 to be approximately $374 million. Because the reclassification will not affect earnings per share, management expects earnings per share for the full year 2006 to be in the range of $2.18 to $2.20, which is above the guidance range that was provided on October 17, 2006.

     USANA plans to issue a press release for its final fourth quarter and full year 2006 results on February 6, 2007, which will incorporate the above noted reclassification. Executives will hold a conference call with investors on February 7, 2007 to discuss these results.

     About USANA

     USANA develops and manufactures high quality nutritionals, personal care, and weight management products that are sold directly to Preferred Customers and Associates throughout the United States, Canada, Australia, New Zealand, Hong Kong, Japan, Taiwan, South Korea, Singapore, Mexico, Malaysia, the Netherlands, and the United Kingdom. More information on USANA can be found at http://www.usanahealthsciences.com.

     Safe Harbor

     This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, including reliance upon our network of independent Associates, the governmental regulation of our products, manufacturing and marketing risks, and risks associated with our international expansion. The contents of this release should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission.


                     USANA Health Sciences, Inc.
                 Consolidated Statements of Earnings
                (In thousands, except per share data)
                             (unaudited)


                                        Quarter Ended
                        ----------------------------------------------
                        3-Apr-04 3-Jul-04 2-Oct-04 1-Jan-05 2-Apr-05
                        -------- -------- -------- -------- --------
As Reclassified
-----------------------
 Net sales              $61,030  $66,431  $67,792  $74,098  $75,527
 Cost of sales           15,058   16,195   16,732   18,837   18,010
                        -------- -------- -------- -------- --------
   Gross profit          45,972   50,236   51,060   55,261   57,517

 Operating expenses
  Associate incentives   22,867   24,741   25,329   28,023   28,499
  Selling, general and
   admini-
  strative               13,262   13,656   13,141   14,633   14,849
  Research and
   development              578      607      450      396      599
                        -------- -------- -------- -------- --------

   Earnings from
    operations            9,265   11,232   12,140   12,209   13,570

 Other income               149       (1)    (513)     598      165
                        -------- -------- -------- -------- --------
   Earnings before
    income taxes          9,414   11,231   11,627   12,807   13,735

 Income taxes             3,201    3,818    3,631    3,652    4,807
                        -------- -------- -------- -------- --------

 NET EARNINGS           $ 6,213  $ 7,413  $ 7,996  $ 9,155  $ 8,928
                        ======== ======== ======== ======== ========

 Earnings per share -
  diluted               $  0.30  $  0.36  $  0.39  $  0.46  $  0.45
                        ======== ======== ======== ======== ========
 Weighted average
  shares outstanding -
  diluted                20,853   20,523   20,296   19,990   19,971
                        ======== ======== ======== ======== ========


As Reported
-----------------------
 Net sales              $61,775  $67,246  $68,673  $75,130  $76,578
 Cost of sales           15,058   16,195   16,732   18,837   18,010
                        -------- -------- -------- -------- --------
   Gross profit          46,717   51,051   51,941   56,293   58,568

 Operating expenses
  Associate incentives   23,612   25,556   26,210   29,055   29,550
  Selling, general and
   admini-
  strative               13,262   13,656   13,141   14,633   14,849
  Research and
   development              578      607      450      396      599
                        -------- -------- -------- -------- --------

   Earnings from
    operations            9,265   11,232   12,140   12,209   13,570

 Other income               149       (1)    (513)     598      165
                        -------- -------- -------- -------- --------
   Earnings before
    income taxes          9,414   11,231   11,627   12,807   13,735

 Income taxes             3,201    3,818    3,631    3,652    4,807
                        -------- -------- -------- -------- --------

 NET EARNINGS           $ 6,213  $ 7,413  $ 7,996  $ 9,155  $ 8,928
                        ======== ======== ======== ======== ========

 Earnings per share -
  diluted               $  0.30  $  0.36  $  0.39  $  0.46  $  0.45
                        ======== ======== ======== ======== ========
 Weighted average
  shares outstanding -
  diluted                20,853   20,523   20,296   19,990   19,971
                        ======== ======== ======== ======== ========


                                    Quarter Ended
                ------------------------------------------------------
                 2-Jul-05 1-Oct-05 31-Dec-  1-Apr-06 1-Jul-06 30-Sep-
                                      05                         06
                --------- -------- -------- -------- -------- --------
As Reclassified
---------------
 Net sales       $80,878  $81,038  $85,646  $88,229  $92,482  $93,698
 Cost of sales    19,499   19,760   20,747   21,338   22,276   22,188
                --------- -------- -------- -------- -------- --------
    Gross
     profit       61,379   61,278   64,899   66,891   70,206   71,510

 Operating
  expenses
   Associate
    incentives    30,774   31,358   33,414   34,006   36,025   36,994
   Selling,
    general and
    admini-
   strative       15,168   14,756   15,553   17,626   17,991   17,898
   Research and
    development      689      551      500      732      830      881
                --------- -------- -------- -------- -------- --------

    Earnings
     from
     operations   14,748   14,613   15,432   14,527   15,360   15,737

 Other income        (67)     172      217      295      336       68
                --------- -------- -------- -------- -------- --------
    Earnings
     before
     income
      taxes       14,681   14,785   15,649   14,822   15,696   15,805

 Income taxes      5,138    4,743    5,168    5,262    5,352    5,582
                --------- -------- -------- -------- -------- --------

 NET EARNINGS    $ 9,543  $10,042  $10,481  $ 9,560  $10,344  $10,223
                ========= ======== ======== ======== ======== ========

 Earnings per
  share -
  diluted        $  0.48  $  0.51  $  0.54  $  0.50  $  0.55  $  0.55
                ========= ======== ======== ======== ======== ========
 Weighted
  average
  shares
  outstanding -
  diluted         19,821   19,755   19,336   19,228   18,777   18,486
                ========= ======== ======== ======== ======== ========


As Reported
---------------
 Net sales       $82,015  $82,225  $86,924  $89,651  $93,911  $95,187
 Cost of sales    19,499   19,760   20,747   21,338   22,276   22,188
                --------- -------- -------- -------- -------- --------
    Gross
     profit       62,516   62,465   66,177   68,313   71,635   72,999

 Operating
  expenses
   Associate
    incentives    31,911   32,545   34,692   35,428   37,454   38,483
   Selling,
    general and
    admini-
   strative       15,168   14,756   15,553   17,626   17,991   17,898
   Research and
    development      689      551      500      732      830      881
                --------- -------- -------- -------- -------- --------

    Earnings
     from
     operations   14,748   14,613   15,432   14,527   15,360   15,737

 Other income        (67)     172      217      295      336       68
                --------- -------- -------- -------- -------- --------
    Earnings
     before
     income
      taxes       14,681   14,785   15,649   14,822   15,696   15,805

 Income taxes      5,138    4,743    5,168    5,262    5,352    5,582
                --------- -------- -------- -------- -------- --------

 NET EARNINGS    $ 9,543  $10,042  $10,481  $ 9,560  $10,344  $10,223
                ========= ======== ======== ======== ======== ========

 Earnings per
  share -
  diluted        $  0.48  $  0.51  $  0.54  $  0.50  $  0.55  $  0.55
                ========= ======== ======== ======== ======== ========
 Weighted
  average
  shares
  outstanding -
  diluted         19,821   19,755   19,336   19,228   18,777   18,486
                ========= ======== ======== ======== ======== ========


                     USANA Health Sciences, Inc.
                     Sales by Segment and Region
                            (in thousands)
                             (unaudited)


                                    Quarter Ended
                ------------------------------------------------------
                3-Apr-04 3-Jul-04 2-Oct-04 1-Jan-05 2-Apr-05 2-Jul-05
                -------- -------- -------- -------- -------- ---------
As Reclassified
 Region
 --------------
 North America
  United States $26,771  $27,485  $28,430  $29,465  $30,806  $32,637
  Canada         12,269   12,206   12,392   14,933   14,638   15,053
  Mexico            747    2,209    2,255    3,047    3,174    3,889
                -------- -------- -------- -------- -------- ---------
  North America
   Total         39,787   41,900   43,077   47,445   48,618   51,579

 Pacific Rim
  Australia-New
   Zealand        8,164    8,350    8,933    9,740   10,491   11,084
  Hong Kong       2,407    2,670    2,765    2,977    2,938    3,263
  Japan           2,196    2,155    2,330    2,439    2,465    2,577
  Taiwan          3,698    3,865    3,866    4,432    5,019    5,337
  South Korea     1,261    1,793    1,354    1,268    1,015    1,292
  Singapore       1,983    2,578    2,638    2,969    3,052    3,543
                -------- -------- -------- -------- -------- ---------
  Pacific Rim
   Total         19,709   21,411   21,886   23,825   24,980   27,096
                -------- -------- -------- -------- -------- ---------
  Segment Total  59,496   63,311   64,963   71,270   73,598   78,675
                -------- -------- -------- -------- -------- ---------

 Contract
  Manufacturing   1,534    3,120    2,829    2,828    1,929    2,203
                -------- -------- -------- -------- -------- ---------
  Consolidated  $61,030  $66,431  $67,792  $74,098  $75,527  $80,878
                ======== ======== ======== ======== ======== =========


As Reported
 Region
 --------------
 North America
  United States $27,101  $27,821  $28,827  $29,830  $31,203  $33,067
  Canada         12,437   12,378   12,553   15,184   14,862   15,287
  Mexico            748    2,216    2,268    3,064    3,193    3,910
                -------- -------- -------- -------- -------- ---------
  North America
   Total         40,286   42,415   43,648   48,078   49,258   52,264

 Pacific Rim
  Australia-New
   Zealand        8,276    8,471    9,056    9,881   10,644   11,241
  Hong Kong       2,457    2,750    2,837    3,073    3,040    3,377
  Japan           2,216    2,176    2,356    2,470    2,498    2,620
  Taiwan          3,729    3,898    3,903    4,479    5,064    5,381
  South Korea     1,270    1,804    1,366    1,302    1,045    1,323
  Singapore       2,007    2,612    2,678    3,019    3,100    3,606
                -------- -------- -------- -------- -------- ---------
  Pacific Rim
   Total         19,955   21,711   22,196   24,224   25,391   27,548
                -------- -------- -------- -------- -------- ---------
  Segment Total  60,241   64,126   65,844   72,302   74,649   79,812
                -------- -------- -------- -------- -------- ---------

 Contract
  Manufacturing   1,534    3,120    2,829    2,828    1,929    2,203
                -------- -------- -------- -------- -------- ---------
  Consolidated  $61,775  $67,246  $68,673  $75,130  $76,578  $82,015
                ======== ======== ======== ======== ======== =========


                                        Quarter Ended
                        ----------------------------------------------
                          1-Oct-05 31-Dec-  1-Apr-06 1-Jul-06 30-Sep-
                                      05                         06
                          -------- -------- -------- -------- --------
As Reclassified
 Region
 ----------------------
 North America
  United States           $34,636  $36,148  $38,468  $39,250  $39,425
  Canada                   15,014   16,547   16,701   17,721   16,574
  Mexico                    3,424    3,479    4,053    4,323    4,503
                          -------- -------- -------- -------- --------
  North America Total      53,074   56,174   59,222   61,294   60,502

 Pacific Rim
  Australia-New Zealand    11,180   11,956   11,100   12,104   12,297
  Hong Kong                 2,889    3,127    3,064    3,376    4,533
  Japan                     2,526    2,605    2,399    2,379    2,357
  Taiwan                    4,852    4,860    4,939    4,978    5,509
  South Korea               1,218    1,225    1,180    1,704    2,117
  Singapore                 3,624    3,370    3,427    3,813    4,603
                          -------- -------- -------- -------- --------
  Pacific Rim Total        26,289   27,143   26,109   28,354   31,416
                          -------- -------- -------- -------- --------
  Segment Total            79,363   83,317   85,331   89,648   91,918
                          -------- -------- -------- -------- --------

 Contract Manufacturing     1,675    2,329    2,898    2,834    1,780
                          -------- -------- -------- -------- --------
  Consolidated            $81,038  $85,646  $88,229  $92,482  $93,698
                          ======== ======== ======== ======== ========


As Reported
 Region
 ----------------------
 North America
  United States           $35,181  $36,672  $39,057  $39,818  $40,015
  Canada                   15,231   16,813   16,979   18,010   16,814
  Mexico                    3,449    3,508    4,098    4,373    4,555
                          -------- -------- -------- -------- --------
  North America Total      53,861   56,993   60,134   62,201   61,384

 Pacific Rim
  Australia-New Zealand    11,341   12,141   11,274   12,291   12,488
  Hong Kong                 2,971    3,234    3,176    3,480    4,643
  Japan                     2,562    2,643    2,432    2,417    2,390
  Taiwan                    4,885    4,895    4,981    5,034    5,587
  South Korea               1,250    1,264    1,216    1,762    2,201
  Singapore                 3,680    3,425    3,540    3,892    4,714
                          -------- -------- -------- -------- --------
  Pacific Rim Total        26,689   27,602   26,619   28,876   32,023
                          -------- -------- -------- -------- --------
  Segment Total            80,550   84,595   86,753   91,077   93,407
                          -------- -------- -------- -------- --------

 Contract Manufacturing     1,675    2,329    2,898    2,834    1,780
                          -------- -------- -------- -------- --------
  Consolidated            $82,225  $86,924  $89,651  $93,911  $95,187
                          ======== ======== ======== ======== ========


     CONTACT: USANA Health Sciences, Inc.
              Riley Timmer, Investor Relations, (801) 954-7100 investor.relations@us.usana.com